UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2017

Central Index Key Number of the issuing entity: 0001698685

BANK 2017-BNK4

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-15	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina		28288-1066
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of April 19, 2017, with respect to BANK 2017-BNK4. The purpose of this amendment is to (1) file the executed versions of the agreements previously filed as Exhibits 4.1 (the “Pooling and Servicing Agreement”), 99.1, 99.2, 99.3 to the Form 8-K; (2) make clerical and other minor revisions to the version of Exhibit 4.1 that was previously filed; and (3) to file the GS 2017-GS6 Pooling and Servicing Agreement (as defined below). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Section 1. Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

The Mortgage Loan identified as “Pentagon Center” on Exhibit B to the Pooling and Servicing Agreement (the “Pentagon Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (the “Pentagon Center Whole Loan”) that includes the Pentagon Center Mortgage Loan and five other pari passu loans, which are not assets of the Issuing Entity (each, a “Pentagon Center Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Pentagon Center Whole Loan is to be serviced and administered (i) until the securitization of the Pentagon Center Pari Passu Companion Loan designated as Note A-1 (the “Pentagon Center Note A-1 Pari Passu Companion Loan”), under the pooling and servicing agreement in connection with the GS Mortgage Securities Trust 2017-GS5 securitization transaction, and (ii) from and after the securitization of the Pentagon Center Note A-1 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On May 31, 2017, the Pentagon Center Note A-1 Pari Passu Companion Loan was securitized pursuant to the GS Mortgage Securities Trust 2017-GS6 securitization transaction. As of such date, the Pentagon Center Whole Loan, including the Pentagon Center Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of May 1, 2017 (the “GSMS 2017-GS6 Pooling and Servicing Agreement”), between the GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”) and as special servicer (in such capacity, the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer. The GSMS 2017-GS6 Pooling and Servicing Agreement is attached hereto as Exhibit 99.19.

The terms and conditions of the GSMS 2017-GS6 Pooling and Servicing Agreement applicable to the servicing of the Pentagon Center Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on April 19, 2017 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer under the GSMS 2017-GS6 Pooling and Servicing Agreement will be 0.0025% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Pentagon Center Mortgage Loan).
•	Special servicing fees, work-out fees and liquidation fees payable to the Non-Serviced Special Servicer under the GSMS 2017-GS6 Pooling and Servicing Agreement with respect to the Pentagon Center Mortgage Loan will be generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that (i) the liquidation fee (x) is not subject to a minimum floor and (y) is subject to a maximum amount equal to $1,000,000 with respect to any loan resolution, (ii) the workout fee is subject to a maximum amount equal to $1,000,000 with respect to any loan workout, and (iii) in each case of clauses (i) and (ii), such fees will be subject to certain additional or different offsets and thresholds, which may affect the circumstances under which such fees will be payable to such special servicer. In addition, the special servicing fee under the GSMS 2017-GS6 Pooling and Servicing Agreement with respect to the Pentagon Center Mortgage Loan will accrue at a rate equal to the greater of 0.25% per annum and such rate as would result in a special servicing fee equal to $3,500 for the related month, but such rate will not be subject to adjustment in the event the risk retention consultation party under the GSMS 2017-GS6 Pooling and Servicing Agreement is entitled to consult with the Non-Serviced Special Servicer.

Section 9. Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
4.1	Pooling and Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.1	Mortgage Loan Purchase Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.19	Pooling and Servicing Agreement, dated as of May 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. By: Anthony J. Sfarra Name: Anthony J. Sfarra Title: President

Dated: June 6, 2017

Exhibit Index

Exhibit No.	Description

4.1	Pooling and Servicing Agreement, dated as of April 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

99.1	Mortgage Loan Purchase Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Bank of America, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of April 5, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.19	Pooling and Servicing Agreement, dated as of May 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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